Exhibit 10.6

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March 14 2022

Michael Mathews
Chairman and Chief Executive Officer
Aspen Group, Inc.
276 Fifth Avenue, Suite 505
New York, NY 10001

Subject: March 2022 Transactions

Dear Mike:

This will confirm the terms on which ____________________, a ____________________ (the “_______________”), located at ______________________ (together with its successors and permitted assigns, “____________ Payee”) and ____________________, a ______________________ (“___________”), located at ________________________ (together with its successors and permitted assigned, “_______________” and, together with _____________ Payee, the “Payees”) have agreed to, as applicable, (i) amend that certain revolving promissory note and security agreement dated as of November 5, 2018, and amended and restated as of March 5, 2019, as amended on January 22, 2020 and August 31, 2021 issued by Aspen Group, Inc. (the “Company”) to the ______________ Payee (the “2018 Revolver Amendment”), (ii) enter into two new revolving promissory notes and security agreements issued by the Company to each of the Payees (the “Revolvers”), (iii) enter into two new convertible promissory notes and security agreements issued by the Company to each of the Payees (the “Convertible Notes” and, collectively with the 2018 Revolver Amendment and the Revolvers, the “Notes”).

As conditions precedent to entering into such Notes (collectively, the “Closing Conditions”):

1.Each of the Company, United States University (“USU”) and Aspen University Inc. (“Aspen University” and, together with USU, the “Aspen Subsidiaries”), through its officer thereunto duly authorized by all requisite corporate and other action, shall execute and deliver to the Payees on the date hereof (a) this letter agreement (this “Agreement”), (b) 2018 Revolver Amendment (only with respect to the _______________ Payee), (c) the Revolvers, (d) the Convertible Notes, (e) the Investors/Registration Rights Agreement in the form of Exhibit A hereto among the Company and the Payees (the “Registration Rights Agreement”) and (f) the Intercreditor Agreement in the form of Exhibit B hereto among the Company, each Aspen Subsidiary, the Payees and __________________ (solely in his capacity as “Servicing Lender” (as defined therein)) (the “Intercreditor

Agreement” and, together with this Agreement, 2018 Revolver Amendment, the Revolvers, the Convertible Notes, the Registration Rights Agreement, the “Transaction Documents”).

2.The Company, by virtue of its execution and delivery to the Payees, as applicable, of the Transaction Documents shall be conclusively deemed to have represented, warranted, covenanted and agreed to and with each Payee (on behalf of itself and, with respect to the Revolvers, Convertible Notes and Intercreditor Agreement, each Aspen Subsidiary) that:
(a) The Company and each Aspen Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate and legal power and authority (i) to enter into the Transaction Documents, (ii) to execute and deliver same to the Payees, and (iii) to incur and perform their respective obligations hereunder and thereunder in accordance with their respective terms and conditions; and the Company’s and each Aspen Subsidiary’s signatory to each of the Transaction Documents has been duly authorized by all requisite corporate and other action to execute and deliver same on behalf of the Company or such Aspen Subsidiary, as the case may be, and to cause it thereby to make and incur its commitments and obligations hereunder and thereunder.

(b) The Company’s and each Aspen Subsidiary’s execution and delivery to the Payees of the Transaction Documents, and their undertaking and performance in accordance with their terms of their respective commitments and obligations hereunder and thereunder, do not contradict, contravene or conflict with, or constitute an event of default (or an event that, with notice or the passage of time or both, would or might constitute an event of default) under, any court or administrative order, judgment, regulation, ruling, decree, contract, mortgage, indenture, deed of trust, or other agreement, instrument or document binding upon or affecting the Company or any Aspen Subsidiary or any of their respective assets or properties, or to which they or any of their respective assets or properties are subject.

(c) The Company is debt-free, except for “Permitted Indebtedness” as defined and described in the Notes; and any and all indebtedness whensoever incurred by the Company, other than Permitted Indebtedness, shall be fully and contractually subordinated in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to the Company’s indebtedness and payment obligations under the Transaction Documents except for the Accounts Receivable Facility, as defined in the Notes, where Payees have agreed to subordinate their liens on the Collateral, as defined in the Notes, to the lenders of the Accounts Receivable Facility pursuant to a customary subordination agreement with customary terms.

3.The Company hereby agrees that in the event any of its representations, warranties, covenants or agreements hereunder or under any of the Transaction Documents (each of which shall be deemed continuing for the duration of the Notes and until satisfaction in full of all of the Company’s payment, repayment and other obligations under the Transaction Documents) shall be breached, which breach shall continue uncured for a period of at least three (3) business days after notice from either of the Payees to the Company specifying the nature of such breach, then, without further act or instrument, any and all amounts (whether of principal, interest, commitment fee, or otherwise) unpaid and outstanding under or in respect of the Notes shall automatically and immediately become due and payable to the Payees in full, in accordance with the terms of the Transaction Documents.

Upon the satisfaction of the Closing Conditions (the “Closing”), the Company shall deliver to the Payees a certificate executed by the Chief Executive Officer of the Company, in form and substance satisfactory to each of the Payees, certifying the satisfaction of each of the Closing Conditions (the date of such delivery, the “Closing Date”).

The Company shall pay the reasonable legal fees and expenses of all law firms which represent any of the Payees in connection with the Transaction Documents and the transactions contemplated thereby, as and when invoiced by such law firms, and such law firms shall be considered third-party beneficiaries of the Company’s obligations under this paragraph, entitled to directly enforce same against the Company as if themselves parties hereto.

All notices, demands or other communications (collectively, “notices”) hereunder relating to any matter set forth herein shall be in writing and made, given, served or sent (collectively, “delivered”) by (a) certified mail (return receipt requested) or (b) reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by sender and addressed to the intended recipient at its Address for Notices set forth below its signature hereto (or at such other address as the intended recipient shall have previously provided to the sender in the same manner herein provided); provided that copies of any such notice to the ___________ Payee shall also be sent to _____________________________, and emailed to ___________ at _____________ and copies of any such notice to the ________________ shall also be sent to ____________, ______________, _____________________ and email to ___________ with a copy to _______________. Any such notice sent as so provided shall be deemed effectively delivered (i) on the third business day after being sent by certified mail, (ii) on the next business morning if sent by overnight courier for next-business-morning delivery or (iii) on the day of its actual delivery to the intended recipient (as shown by the return receipt or proof-of-delivery), whichever is earlier.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the parties’ actual states of residence or domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction. Any action, suit or proceeding relating to the Transaction Documents shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, each of the parties hereby irrevocably (i) submits to the exclusive jurisdiction of such courts, (ii) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (iii) waives trial by jury and, in the case of the Company, the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

None of the rights or remedies of the Payees under the Transaction Documents are intended to be exclusive of any other right or remedy available to the Payees, whether at law, in equity, by statute or otherwise, but shall be deemed cumulative with all such other rights and remedies. No failure by any of the Payees to exercise, or any delay by any of the Payees in exercising, any of its rights or remedies hereunder shall operate as a waiver thereof. A waiver by any of the Payees of any right or remedy hereunder on any one occasion shall not be construed as a bar to the exercise by any of the Payees of that same or of any other right or remedy which it would otherwise have on any future occasion, and no waiver by any one Payee of any right or remedy hereunder shall be construed as a bar to the exercise by any other Payee of that same or of any other right or remedy which it would otherwise have. No forbearance, indulgence, delay or failure by any of the Payees to exercise any of their respective rights or remedies hereunder or with respect to the Transaction Documents, nor any course of dealing between us, shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The Payees shall not, by any course of dealing, indulgence, omission, or other act (except a further instrument signed by any Payee and only with respect to such Payee) or failure to act, be deemed to have waived any right or remedy hereunder or with respect to the Transaction Documents, or to have acquiesced in any breach of any of the terms of this Agreement. No modification, rescission, waiver, forbearance, release or amendment of any term, covenant, condition or provision of this Agreement or any of the Company’s obligations hereunder shall be valid or enforceable unless made and evidenced in writing, expressly referring to this Agreement and signed by both of us.
This Agreement may be executed in counterparts, each of which when duly signed and delivered shall be deemed for all purposes hereof to be an original, but all such counterparts shall collectively constitute one and the same instrument; and either party may execute this Agreement by signing any such counterpart.  Any signature delivered by facsimile or email transmission (in scanned .pdf format or the equivalent) shall be deemed to be an original signature.

If the foregoing accurately and completely reflects our understanding, please confirm your agreement with these terms and conditions by signing where indicated below, whereupon this shall become a binding agreement between us.

Sincerely,

_____________________________
_________________,
as ___________________

Address for Notices:

    _____________________
    _____________________
    _____________________
    Phone: _______________
    Email: _______________

_____________________

By:	__________________________
Name:	_________________
Title:	_________________

Address for Notices:

_____________________
_____________________
_____________________
_____________________

Agreed:

ASPEN GROUP, INC.

[Signature Page to Letter Agreement]

By______________________________
Michael Mathews
Chairman and Chief Executive Officer

Address for Notices:

    276 Fifth Avenue, Suite 505
    New York, NY 10001
    Phone: (914) 906-9159
    Email: _________________

UNITED STATES UNIVERSITY, INC.,
a Delaware corporation

By______________________________
Michael Mathews
Chief Executive Officer

Address for Notices:

    276 Fifth Avenue, Suite 505
    New York, NY 10001
    Phone: (914) 906-9159
    Email: ____________________

ASPEN UNIVERSITY INC.,
a Delaware corporation

By______________________________
Michael Mathews
Chief Executive Officer

Address for Notices:

    276 Fifth Avenue, Suite 505
    New York, NY 10001
    Phone: (914) 906-9159
    Email: ______________________
[Signature Page to Letter Agreement]